M Fund, Inc. (the “Corporation”)

Supplement dated January 24, 2025, to the

Prospectus of the Corporation and to the Summary Prospectus of the M Large Cap
Growth Fund (the “Fund”), each dated May 1, 2024

This supplement updates information in the Prospectus of the Corporation and the Summary Prospectus of the Fund, each dated May 1, 2024. You may obtain a copy of the Summary Prospectus or Prospectus free of charge, upon request, by calling toll-free (888) 736-2878, or on the Internet at http://www.mfin.com/m-funds.

On January 21, 2025, shareholders of the Fund approved a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund and removed the Fund’s fundamental policy to operate as a diversified fund. Disclosure in the Prospectus is updated as indicated below.

The following is added to the section entitled “Principal Investment Strategies” for the Fund:

The Fund is classified as a non-diversified mutual fund, which means that the Fund may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.

The following is added to the section entitled “Principal Investment Risks” for the Fund:

Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

Please retain this Supplement for future reference.

M Fund, Inc. (the "Corporation")

Supplement dated January 24, 2025, to the

Statement of Additional Information ("SAI") of the Corporation, dated May 1, 2024

This supplement updates information in the SAI of the Corporation dated May 1, 2024. You may obtain a copy of the SAI free of charge, upon request, by calling toll-free (888) 736-2878, or on the Internet at http://www.mfin.com/m-funds.

On January 21, 2025, shareholders of the M Large Cap Growth Fund (the "Fund") approved a change in the Fund's classification from a "diversified" fund to a "non-diversified" fund and removed the Fund's fundamental policy to operate as a diversified fund. Disclosure in the Statement of Additional Information is updated as indicated below.

The first paragraph of the section entitled "The Corporation and the Funds" of the SAI is hereby deleted in its entirety and replaced with the following:

M Fund, Inc. (the "Corporation") is an open-end management investment company established as a Maryland corporation on August 11, 1995. The Corporation consists of four separate investment portfolios or funds (each a "Fund" and, collectively, the "Funds"), each of which is, in effect, a separate mutual fund. Each Fund is an open-end management investment company and each of the Funds, other than the M Large Cap Growth Fund, is diversified. The M Large Cap Growth Fund is a non-diversified fund, which means that the Fund is permitted to invest its assets in a more limited number of issuers than other diversified investment companies. The Corporation issues a separate class of stock for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses of that Fund.

Under the section entitled "Fund Policies" of the SAI, the following Fundamental Restriction is hereby deleted in its entirety:

12.          As to 75% of the value of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer or if, as a result thereof, more than 10% of the outstanding voting securities of that issuer would be owned by the Fund.

Under the section entitled "Fund Policies" of the SAI, the following Fundamental Restriction is hereby added after Restriction #11:

None of the M International Equity Fund, M Capital Appreciation Fund, or M Large Cap Value Fund may as to 75% of the value of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer or if, as a result thereof, more than 10% of the outstanding voting securities of that issuer would be owned by the Fund.

Please retain this Supplement for future reference.